SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

Current Report Pursuant to Section 13 of 15(d) of

The Securities Act of 1934

Date of Report (Date of earliest event reported):

Commission file number

April 14, 2003

0-11757

J.B. HUNT TRANSPORT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas

71-0335111

(STATE OF OTHER JURISDICTION OF	(I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION	IDENTIFICATION NO.)

615 J.B. Hunt Corporate Drive
Lowell, Arkansas	72745
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

Registrant’s telephone number, including area code:

(479) 820-0000

Item 5.            Other Events

On April 14, 2003, the registrant issued a news release announcing its revenues and earnings for the first quarter of 2003.  A copy of the news release is filed as an exhibit to this Form 8-K.

Item 7.            Financial Statements and Exhibits

(c)       Exhibits

            99.1     News release issued by the registrant on April 14, 2003.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Lowell, Arkansas, on the 14th day of April, 2003.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:      /s/ Kirk Thompson

            Kirk Thompson

            President and Chief Executive Officer

BY:      /s/ Jerry W. Walton

            Jerry W. Walton

            Executive Vice President, Finance and

            Administration,

            Chief Financial Officer

BY:      /s/ Donald G. Cope

            Donald G. Cope

            Senior Vice President, Controller,

            Chief Accounting Officer